Execution Version

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment Agreement”) made this 26th day of February 2007 (the “Closing Date”), JPMorgan Chase Bank, National Association (the “Servicer”), Chase Home Finance LLC (the “Seller”), Bank of America, National Association (the “Assignor”) and Goldman Sachs Mortgage Company (the “Assignee”).

WHEREAS, the Assignor, the Servicer, the Seller and J.P. Morgan Mortgage Acquisition Corp. (“JPMMAC”) have entered into certain Assignment, Assumption and Recognition Agreements, dated as of April 27, 2006 and May 17, 2006 (the “Chase AARs”), pursuant to which JPMMAC sold to the Assignor certain mortgage loans (the “Mortgage Loans”) listed on the mortgage loan schedule attached as Exhibit 1 hereto (the “Mortgage Loan Schedule”) and assigned the certain Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of May 1, 2004, as amended by Amendment No. 1, dated as of January 1, 2005, Amendment No. 2, dated as of December 1, 2005 and Amendment Reg AB, dated as of January 1, 2006, each by and among JPMMAC, the Servicer and the Seller (collectively, the “2004 Purchase and Servicing Agreement”) to the extent relating to the Mortgage Loans, and only the Mortgage Loans;

WHEREAS, pursuant to the Chase AARs, the Servicer additionally agreed to service the Mortgage Loans in accordance with the certain Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2005, between the Assignor and the Seller (the “2005 Purchase and Servicing Agreement” and together with the 2004 Purchase and Servicing Agreement, the “Purchase and Servicing Agreements”) for the benefit of the Assignor and its successors and assigns;

WHEREAS, the Assignor and the Servicer have previously entered into the certain Amendment Reg AB, dated as of January 1, 2006 (the “Amendment Reg AB”), the terms of which are incorporated by reference herein for the purposes provided herein and made part hereof;

WHEREAS, pursuant to the Chase AARs, the Servicer and the Seller made certain representations and warranties regarding the Mortgage Loans pursuant to the 2004 Purchase and Servicing Agreement;

WHEREAS, the Assignee desires, and the Servicer has agreed, that the Servicer shall continue to service the Mortgage Loans in accordance with the terms of the 2005 Purchase and Servicing Agreement and that the Amendment Reg AB shall be applicable to the Mortgage Loans on and after this date; and

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans, which Mortgage Loans are subject to the provisions of the Purchase and Servicing Agreements;

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignment and Assumption.

(a) The Assignor hereby assigns to the Assignee all of its right, title and interest in, to and under the Mortgage Loans and the Purchase and Servicing Agreements, to the extent relating to the Mortgage Loans, and only the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor’s obligations under the Purchase and Servicing Agreements (as amended hereby), to the extent relating to the Mortgage Loans, and only the Mortgage Loans, from and after the date hereof, and the Servicer and the Seller hereby acknowledge such assignment and assumption and hereby agree to the release of the Assignor from any obligations under the Purchase and Servicing Agreements from and after the date hereof, to the extent relating to the Mortgage Loans, and only the Mortgage Loans.

(b) Simultaneously with the execution of this Assignment Agreement, on February 26, 2007, the Assignee shall pay to the Assignor the purchase price as calculated pursuant to the trade confirmation dated as of January 3, 2007 (the “Trade Confirmation”), by and between the Assignee and the Assignor. The Assignee shall pay the purchase price payable under the Trade Confirmation by wire transfer of immediately available funds to the account specified by the Assignor. The Assignee shall be entitled to all scheduled payments due on the Mortgage Loans after February 1, 2007 (the “Assigned Loans Cut-off Date”) and all unscheduled payments or other proceeds or other recoveries on the Mortgage Loans received on and after the Assigned Loans Cut-off Date except as otherwise specified in the Trade Confirmation.

(c) The Servicer, the Seller and the Assignor shall have the right to amend, modify or terminate the Purchase and Servicing Agreements without the consent of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2. Accuracy of the Purchase and Servicing Agreements.

The Servicer, the Seller and the Assignor each represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 are true, accurate and complete copies of the Purchase and Servicing Agreements, the Amendment Reg AB and the Chase AARs, (ii) the Purchase and Servicing Agreements and the Chase AARs are in full force and effect as of the date hereof, (iii) the Purchase and Servicing Agreements and the Chase AARs have not been amended or modified in any respect and (iv) no notice of termination has been given to such party under the Purchase and Servicing Agreements.

3. Recognition of the Assignee.

From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall service the Mortgage Loans for the benefit of the Assignee pursuant to the 2005 Purchase and Servicing Agreement (including without limitation Articles IV through XII as they relate to the servicing and reconstitution of the Mortgage Loans) and the Amendment Reg AB, the terms of which are incorporated herein by reference. The Assignee shall be entitled to all of the rights and remedies of the Purchaser (as defined in the 2005 Purchase and Servicing Agreement) under the 2005 Purchase and Servicing Agreement for any failure of the Servicer to service the Mortgage Loans in accordance with the terms of the 2005 Purchase and Servicing Agreement. An account has been established as a Custodial Account pursuant to Section 4.04 of the 2005 Purchase and Servicing Agreement, designated as “Chase Home Finance LLC, as subservicer for JPMorgan Chase Bank, National Association, in trust for Goldman Sachs Mortgage Company, owner of various whole loan series P&I.” Another separate account has been established as an Escrow Account pursuant to Section 4.06 of the 2005 Purchase and Servicing Agreement, designated as “Chase Home Finance LLC, as subservicer for JPMorgan Chase Bank, National Association, in trust for Goldman Sachs Mortgage Company, owner of various whole loan series and various mortgagors T&I.” From and after the date hereof, the Seller shall note the transfer of the Mortgage Loans to the Assignee in its books and records and shall recognize the Assignee as the owner of the Mortgage Loans.

4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

(a) The Assignee is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor, the Seller or the Servicer other than those contained in the Purchase and Servicing Agreements or this Assignment Agreement.

(b) The Assignee is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Purchase and Servicing Agreements.

(c) This Assignment Agreement has been duly authorized, executed and delivered by the Assignee and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles regardless of whether such enforcement is considered in a proceeding in equity or at law.

5. Representations and Warranties of the Servicer.

The Servicer hereby warrants and represents to, and covenants with, the Assignee that:

(a) The representations and warranties contained in Section 3.01 of the 2004 Purchase and Servicing Agreement (as amended hereby), are deemed to be made as of the date of this Assignment Agreement, and all such representations and warranties are true and correct as of the date of this Assignment Agreement.

(b) The Servicer has serviced the Mortgage Loans in accordance with the terms of the Purchase and Servicing Agreements, as applicable, and provided accurate statements pursuant to Section 5.02 thereof and otherwise complied with all covenants and obligations thereunder.

(c) The Servicer has taken no action or omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.

6. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

(a) The Assignor has been duly organized and is validly existing as a national banking association under the laws of the United States with full power and authority (corporate and other) to enter into and perform its obligations under the Purchase and Servicing Agreements and this Assignment Agreement.

(b) This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c) The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof.

(d) The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions therein contemplated, nor compliance by the Assignor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e) There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f) Except for the sale of the Mortgage Loans to the Assignee, the Assignor has not assigned or pledged any related Mortgage Note or the related Mortgage or any interest or participation therein.

(g) The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage related to any Mortgage Loan, and the Assignor has not released the Mortgaged Property related to any Mortgage Loan from the lien of such Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission.

(h) Immediately prior to the assignment and conveyance contemplated in this Assignment Agreement, the Assignor was the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans and all of its interests, rights and obligations under the Purchase and Servicing Agreements free from any and all claims and encumbrances whatsoever.

(i) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the respective dates that the related Mortgage Loans were purchased from JPMMAC.

(j) The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Servicer with respect to the Purchase and Servicing Agreements.

(k) Except as set forth in this Assignment Agreement, the Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase and Servicing Agreements or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase and Servicing Agreements. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, except as contemplated in this Assignment Agreement, the Chase AARs, the Purchase and Servicing Agreements or the Mortgage Loans.

(l) Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the “Securities Act”) or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

(m) Each Mortgage Note, each Mortgage, each Assignment of Mortgage and any other documents required to be delivered to the Assignee or its designee, have been, on or before the date hereof, delivered to the Purchaser or its designee;

(n) No statement, tape, diskette, form, report or other document prepared by, or on behalf of, the Assignor in connection with the transactions contemplated hereby, contains or will contain any statement that is or will be inaccurate or misleading in any material respect;

(o) The Assignor will treat the sale of the Mortgage Loans to the Assignee as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes;

(p) The representations and warranties contained in Section 3.02 of the 2005 Purchase and Servicing Agreement, to the extent they relate to matters arising on or after the respective date that the Mortgage Loans were purchased by the Assignor, are true and correct as of the date of this Assignment Agreement. For purposes of making the representations and warranties contemplated in the foregoing sentence, each reference in Section 3.02 of the 2005 Purchase and Servicing Agreement (i) to the “Cut-off Date” shall be deemed to be a reference to the Assigned Loans Cut-off Date, (ii) to the “Mortgage Loan Schedule” shall be deemed to be a reference to Exhibit 1 hereto and (iii) to the “Closing Date” shall be deemed to be a reference to the date of this Assignment Agreement;

(q) Each document or instrument in the related Mortgage File is in a form generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

(r) No Mortgage Loan originated on or after August 1, 2004 requires the related Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction; and

(s) The Mortgagor with respect to each Mortgage Loan is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a “living trust” and such “living trust” is in compliance with FNMA or Freddie Mac guidelines. In the event a Mortgagor is a trustee, the related borrower is a natural person.

It is understood and agreed that the representations and warranties set forth in this Section 6 shall survive delivery of the respective Mortgage Files to the Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement.

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 6, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

7. Repurchase of Mortgage Loans.

Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss, or the Assignee has a reasonable, good faith belief that it will incur a loss, as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignor shall, at the Assignee’s option, repurchase the Mortgage Loan in the same manner set forth in Section 3.03 of the related Purchase and Servicing Agreement.

In the event the Servicer or the Seller has breached a representation or warranty hereunder or under the related Purchase and Servicing Agreements, as amended hereby, that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer or the Seller, as applicable. If the Servicer or the Seller, as applicable, does not within sixty (60) days after notification of the breach, take steps to cure such breach or repurchase the Mortgage Loan in the same manner as set forth in Section 3.03 of the related Purchase and Servicing Agreement, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to repurchase the Mortgage Loan. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer or the Seller, as applicable, to cure such breach or repurchase such Mortgage Loan under the terms of the applicable Purchase and Servicing Agreement with respect to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

8. Modification of the 2004 Purchase and Servicing Agreement.

Solely with respect to the Mortgage Loans, the Assignee, the Seller and the Servicer hereby modify the 2004 Purchase and Servicing Agreement as follows:

(a) Section 3.01 is hereby modified as follows:

(i) SubSection 3.01(a) is hereby modified by deleting the word “corporation” and replacing such with “limited liability company” and deleting the words “State of New Jersey” and replacing such with “State of Delaware”.

(ii) SubSection 3.01(d) is hereby deleted in its entirety.

(iii) SubSection 3.01(i) is hereby deleted in its entirety.

(iv) SubSection 3.01(j) is hereby deleted in its entirety.

(v) SubSection 3.01(l) is hereby modified by deleting the second and third sentences therein.

(vi) SubSection 3.01(m) is hereby deleted in its entirety.

(vii) SubSection 3.01(n) is hereby modified by deleting the following clause:

“in the opinion of Seller, the consideration received by Seller upon the sale of the Mortgage Loans to Purchaser under this Agreement constitutes fair consideration for the Mortgage Loans under current market conditions:”

(viii) SubSection 3.01(o) is hereby deleted in its entirety.

(ix) SubSection 3.01(p) is hereby deleted in its entirety.

9. Continuing Effect.

Except as contemplated hereby, the Purchase and Servicing Agreements shall remain in full force and effect in accordance with their respective terms.

10. Governing Law.

THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

11. Notices.

Any notices or other communications permitted or required hereunder or under the Purchase and Servicing Agreements shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to: (i) in the case of the Servicer, JPMorgan Chase Bank, National Association, 300 Tice Boulevard, Woodcliff Lake, New Jersey 07677, Attention: Michael D. Katz, or such address as may hereafter be furnished by the Servicer, with a copy to General Counsel, JPMorgan Chase Bank, National Association, 194 Wood Avenue, Iselin, New Jersey 08830; (ii) in the case of the Seller, Chase Home Finance LLC, 300 Tice Boulevard, Woodcliff Lake, New Jersey 07677, Attention: Michael D. Katz, or such address as may hereafter be furnished by the Seller, with a copy to General Counsel, Chase Home Finance LLC, 194 Wood Avenue, Iselin, New Jersey 08830; (iii) in the case of the Assignor, Bank of America, National Association, 214 North Tryon Street, NC1-007-11-07, Charlotte, North Carolina 28255, Attention: Donald Rhodes, Telephone: (704) 388-7594, Email: Donald.Rhodes@bankofamerica.com, or such other address as may hereafter be furnished by the Assignor and (iv) in the case of the Assignee, Goldman Sachs Mortgage Company, 85 Broad Street, New York, New York 10004, Attention: Howard Altarescu, Telephone: (212) 902-3277, Telecopy: (212) 902-3000, or such other address as may hereafter be furnished by the Assignee.

12. Wire Instructions.

The Assignee’s wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Purchase and Servicing Agreements is:

Bank: Citibank, N.A.
City: New York, New York
ABA Routing Number: 021000089
For Credit to: Goldman Sachs Mortgage Company
Account No.: 40711421
Attn: Howard Altarescu

13. Counterparts.

This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

14. Definitions.

Any capitalized term used but not defined in this Assignment Agreement has the same meaning as in the related Purchase and Servicing Agreement.

15. Further Agreements.

Each party hereto agrees to execute and deliver to the others such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purpose of this Assignment Agreement.

[Signatures on the Following Page]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNOR:

BANK OF AMERICA, NATIONAL ASSOCIATION

By:
Name: Title:

ASSIGNEE:

GOLDMAN SACHS MORTGAGE COMPANY

By:	Goldman Sachs Real Estate Funding Corp., its General Partner
Name: Title:

SERVICER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:
Name: Title:

SELLER:

CHASE HOME FINANCE LLC

By:
Name: Title:

EXHIBIT 1

Mortgage Loan Schedule

[Attached hereto]

Exhibit 1-1

EXHIBIT 2

Execution Copies of the Purchase and Servicing Agreements and the Chase AARs

[Attached hereto]

Exhibit 2-1